Exhibit 99.1
Investor Presentation Q4 – 2025

Cautionary Note Regarding Forward-Looking Statements This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements do not discuss historical facts but instead relate to expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance. Forward-looking statements are generally identified by words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend,” “goal,” “focus,” “maintains,” “future,” “ultimately,” “likely,” “ensure,” “strategy,” “objective,” and similar words or phrases. These statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties. We have based these statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, liquidity, results of operations, business strategy and growth prospects. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements due to a number of factors, including, but not limited to, business and economic conditions along with external events, both generally and in the financial services industry; susceptibility to credit risk and fluctuations in the value of real estate and other collateral securing a significant portion of our loan portfolio, including with regards to real estate acquired through foreclosure, and the accuracy of appraisals related to such real estate; changes impacting monetary supply and the businesses of our clients and counterparties, including levels of market interest rates, inflation, currency values, monetary, fiscal, and international trade policy, and the volatility of trading markets; our ability to maintain sufficient liquidity to meet the requirements of deposit withdrawals and other business needs; our desire to raise additional capital in connection with strategic growth initiatives and our ability to access the capital markets when desired or on favorable terms; changes in the fair value of our investment securities can fluctuate due to market conditions outside of our control; our investments in financial technology companies and initiatives may subject us to material financial, reputational and strategic risks; the allowance for credit losses and fair value adjustments may be insufficient to absorb losses in our loan portfolio; any service interruptions, cyber incidents or other breaches relating to our technology systems, security systems or infrastructure or those of our third-party providers; the occurrence of fraud or other financial crimes within our business; competition from other financial services providers, including traditional financial institutions and financial technology companies, and the effects of disintermediation within the banking business including consolidation within the industry; changes to federal government lending programs like the Small Business Administration’s Preferred Lender Program and the Federal Housing Administration’s insurance programs, including the impact of changes in regulations, budget appropriations and a prolonged government shutdown on such programs; impairment of our mortgage servicing rights, disruption in the secondary market for mortgage loans, declines in real estate values, or being required to repurchase mortgage loans or reimburse investors; claims and litigation related to our fiduciary responsibilities in connection with our trust and wealth business; our ability to manage and execute our organic growth and acquisition strategies, including our ability to realize the expected benefits of our acquisition strategies; developments in technology, such as artificial intelligence, the success of our digital growth strategy, and our ability to incorporate innovative technologies in our business and provide products and services that satisfy our clients’ expectations for convenience and security; our ability to integrate Vista Bank into our business may be more difficult, costly or time consuming than expected and we may fail to realize the anticipated benefits or cost savings of the merger; failure to obtain regulatory approvals or consummate attractive acquisitions or continue to increase organic loan growth would restrict our growth plans; the accuracy of projected operating results for assets and businesses we acquire as well as our ability to drive organic loan growth to replace loans in our existing portfolio with comparable loans as loans are paid down; our ability to comply with and manage costs related to extensive and potentially expanding government regulation and supervision, including current and future regulations affecting bank holding companies and depository institutions; our inability to execute our capital allocation strategy, including paying dividends or repurchasing shares, is subject to regulatory limitations; the application of any increased assessment rates imposed by the Federal Deposit Insurance Corporation; claims or legal action brought against us by third parties or government agencies; the loss of our executive officers and key personnel; changes to federal, state and local laws and regulations along with executive orders applicable to our business, including tax laws; and other factors, risks, trends and uncertainties described elsewhere in our other filings with the Securities and Exchange Commission. The forward-looking statements are made as of the date of this communication, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. About Non-GAAP Financial Measures Certain financial measures and ratios we present are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to these financial measures and ratios as “non-GAAP financial measures.” We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results. We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present and future periods. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these differences by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures to the comparable GAAP financial measures is included in the Reconciliation of Non-GAAP Measures section of the Appendix. Market and Industry Data This presentation may reference certain market, industry and demographic data, forecasts and other statistical information that we have obtained from various independent third-party industry sources and publications. We believe that these sources and estimates are reliable but have not independently verified them. Although we are not aware of any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. Further Information: This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our Form 10-K and quarterly reports Legal Disclaimers 2

07 14 18 23 28 30 32 35 42 07 14 18 23 28 30 32 35 42 Financial Performance Vista Acquisition Credit Balance Sheet 2UniFi Cambr Management Team Corporate Governance Appendix Table of Contents

Attractive Markets

National Bank Holdings CORPORATION



BANK OF JACKSON HOLE

8 banking centers[2]
- Wyoming: #1 in State Tax Competitiveness Index (Tax Foundation 2025)
- Wyoming: #2 Tax Friendly state for middle income families (Kiplinger 2025)

Community Banks of Colorado

36 banking centers
- Denver: #5 in Hottest U.S. Housing Markets (U.S. News 2025)
- Colorado: #6 Best Economy in the U.S. (U.S. News 2025)
- Colorado: #8 Best State to Start a Business (WalletHub 2025)
- Colorado: #11 Best State to Raise a Family (WalletHub 2025)

Hillcrest Bank

15 banking centers across Texas, Utah, New Mexico, and Idaho
- Texas: #2 America's Top States for Business (CNBC 2025)
- Texas: #2 Best Economy in the U.S. (U.S. News 2025)
- Utah: #3 Best Economy in the U.S. (U.S. News 2025)
- Utah: #3 Best State to Start a Business (WalletHub 2025)
- Idaho: #4 Best Economy in the U.S. (U.S. News 2025)

Bank Midwest

32 banking centers
- Overland Park, KS: central hub for the #1 county in Kansas by household income and projected population growth[1]
- Kansas City: #2 in Most Resilient U.S. Housing Markets (U.S. News 2025)
- Kansas City: #8 in Hottest Housing Markets (Zillow 2025)
- Kansas City: #8 in Affordable Starter Home Cities (Zillow 2025)

[1]Ranking based on aggregate population growth for 2022-2027 [2]Includes one banking center shared by NBH Bank and BOJH Trust

Company Highlights	
Headquarters	Denver, CO
Banking Centers[1]	91
Listing	NYSE: NBHC
Balance Sheet	**2025**
Total Assets	$9.9 billion
Total Loans	$7.4 billion
Total Deposits	$8.3 billion
Key Ratios	**2025**
Common Equity Tier 1	14.89%
Tier 1 Leverage	11.56%
ROATA[2]	1.22% / 1.30%[3]
ROATCE[2]	11.36% / 12.15%[3]
Net Interest Margin FTE	3.94%
ACL / Loans	1.18%
Efficiency Ratio FTE	62.42% / 58.43%[3][4]

[1]As of December 31, 2025. Includes one banking center shared by NBH Bank and BOJH Trust.
[2]Represents a non-GAAP financial measure. ROAA and ROAE totaled 1.11% and 8.08% respectively. See Appendix for a reconciliation of these measures.
[3] Adjusted for acquisition-related expenses and loss on security sales. See Appendix for a reconciliation of this measure.
[4]Excluding other intangible asset amortization.

4

Source: S&P Global Market Intelligence, FactSet Research Systems, Bloomberg; market data as of 12/31/2025 (1)Peer median of the following group of 55 regional banks included in the S&P Small Cap 600 Index, not including NBHC: ABCB, AUB, AX, BANC, BANF, BANR, BBT, BKU, BOH, CASH, CATY, CBU, CFFN, CHCO, CPF, CUBI, CVBF, DCOM, EGBN, FBK, FBNC, FBP, FCF, FFBC, FHB, FIBK, FULT, HAFC, HFWA, HOPE, HTH, INDB, LKFN, NBTB, NWBI, OFG, PFBC, PFS, PRK, RNST, SBCF, SBSI, SFBS, SFNC, STBA, STEL, TBBK, TFIN, TMP, TRMK, TRST, UCB, WABC, WAFD, WSFS. (2)Represents a non-GAAP financial measure. YE22’s adjustments relate to acquisition-related expenses incurred. YE24’s adjustment relates to non-recurring loss on security sales. YE25’s adjustments relate to acquisition-related expenses incurred and non-recurring loss on security sales See Appendix for a reconciliation of these measures to the most comparable GAAP financial measure. .. 100.0% 120.8% (50%) 0% 50% 100% 150% 200% S&P600 Bank median NBHC 10-year Performance of NBH Shareholder Returns vs. S&P 600 Regional Banks(1) Shareholder Returns $0.80 $0.87 $0.94 $1.04 $1.12 $1.20 2020 2021 2022 2023 2024 2025 $88.6 $93.6 $28.3 $142.0 $118.8 $117.6 YE20 YE21 YE22 YE23 YE24 YE25 Net Income Non-Adjusted Adjusted $123.9 $8.0 $109.6 $5.1 (2) $71.3 $99.6 (2) (2) Dividend Payout Ratio Target 30 - 40% of earnings Historical Dividend Per Share CAGR: 8% ($ in millions) 5

Recent Recognitions 6

Financial Performance

Financial Highlights • Announced, obtained regulatory approval, and closed the acquisition of Vista Bancshares, Inc. (“Vista”) in under four months • Launched the initial phase of 2UniFi, an innovative financial ecosystem built to empower business entrepreneurs with treasury management depository capabilities and a streamlined SBA loan offering • In January 2026, increased the share repurchase authority to $100.0 million, replacing the previous $50.0 million program in its entirety • Increased the quarterly cash dividend 3.2% to $0.32 for 1Q26 • FY2025 adjusted net income was $117.6 million(1)(2), or $3.06 per diluted share(1)(2) • Grew tangible book value per share 10.0% over prior year • Adjusted return on average tangible assets of 1.30%(1)(2) for FY2025 • The net interest margin FTE widened 9 basis points to 3.94% for FY2025 compared to the prior year • Solid capital with a Tier 1 leverage ratio of 11.56% • Cash/investment securities portfolio with an average duration of 2.9 years • Generated 4Q25 loan fundings totaling $591.0 million, the second highest in our history, bringing total year-to-date loan fundings to $1.6 billion • Executed $2.1 million of share buybacks in the fourth quarter for a total of $15.2 million completed in 2025 (1) Adjusted for acquisition-related expenses related to the acquisition of Vista and for loss on security sales. (2) Represents a non-GAAP financial measure. See Appendix for a reconciliation of these measures to the most comparable GAAP financial measure. (3) Excluding other intangible asset amortization. Net Income 4Q25 $16.0 million / $22.7 million adjusted (1)(2) 3.89% Net interest margin FTE Capital Ratios 14.89% Common Equity Tier 1 Ratio Deposits Approximately 76% FDIC insured deposits Loans Loans outstanding of $7.4 billion ACL / Loans 1.18% Expense FY25 62.42% efficiency ratio FTE / 58.43% adjusted(1)(2)(3) 8

Profitable Steady Growth

National Bank Holdings CORPORATION


Net Income
Non-Adjusted
Adjusted
$80.4
$88.6
$93.6
$99.6
$28.3
$71.3
$142.0
$123.9
$5.1
$118.8
$117.6
$8.0
$109.6
YE19
YE20
YE21
YE22(1)
YE23
YE24(1)
YE25 (1)


Pre-Provision Net Revenue FTE(2)
Non-Adjusted
Adjusted
$112.9
$132.1
$110.8
$143.5
$15.1
$128.4
$190.0
$165.7
$6.6
$159.1
$169.8
$10.5
$159.3
YE19
YE20
YE21
YE22(2)
YE23
YE24(2)
YE25 (2)


EPS (Fully Diluted)
Non-Adjusted
Adjusted
$2.55
$2.85
$3.01
$3.05
$0.87
$2.18
$3.72
$3.22
$0.14
$3.08
$3.06
$0.21
$2.85
YE19
YE20
YE21
YE22(1)
YE23
YE24 (1)
YE25 (1)


ROATA(1)
Non-Adjusted
Adjusted
1.42%
1.44%
1.37%
1.32%
0.95%
1.57%
1.36%
1.30%
1.30%
1.22%
YE19
YE20
YE21
YE22(1)
YE23
YE24(1)
YE25(1)


ROATCE(1)
Non-Adjusted
Adjusted
13.07%
13.27%
12.87%
13.75%
9.91%
18.23%
14.20%
13.65%
12.15%
11.36%
YE19
YE20
YE21
YE22 (1)
YE23
YE24 (1)
YE25 (1)


Efficiency Ratio FTE
Non-Adjusted
Excluding other intangible asset amortization, adjusted(2)
61.6%
61.1%
60.9%
60.6%
63.4%
63.0%
62.2%
57.1%
56.0%
54.3%
61.5%
58.7%
62.4%
58.4%
YE19
YE20
YE21
YE22
YE23
YE24
YE25

(1) Represents a non-GAAP financial measure. YE22 adjusted for $15.1 million of pre-tax acquisition-related expenses and $21.7 million of pre-tax CECL Day 1 provision expense. YE24 adjusted for $6.6 million of pre-tax loss on security sales. YE25 adjusted for $7.2 million of acquisition-related expenses and $3.3 million of pre-tax loss on security sales. See Appendix for a reconciliation of these measures to the most comparable GAAP financial measure.

(2) Represents a non-GAAP financial measure. YE22 adjusted for $15.1 million of pre-tax acquisition-related expenses. YE24 adjusted for $6.6 million of pre-tax loss on security sales. YE25 adjusted for $7.2 million of acquisition-related expenses and $3.3 million of pre-tax loss on security sales. See Appendix for a reconciliation of these measures to the most comparable GAAP financial measure.

9

10 Growth Trends $5.9 $6.7 $7.2 $9.6 $9.9 $9.8 $9.9 YE19 YE20 YE21 YE22(1) YE23 YE24 YE25 Total Assets $4.4 $4.2 $4.5 $7.2 $7.7 $7.8 $7.4 $0.2 YE19 YE20 YE21 YE22(2) YE23 YE24 YE25 Total Loans Non-PPP Loans PPP Loans $4.4 $651.4 $707.3 $728.8 $776.0 $860.3 $961.8 $1,050.1 YE19 YE20 YE21 YE22 YE23 YE24 YE25 (1) Includes $2.3 billion of total assets added through the Rock Canyon Bank and Bank of Jackson Hole acquisitions in 2022. (2)Includes $1.7 billion of loans added through the Rock Canyon Bank and Bank of Jackson Hole acquisitions in 2022. (3)Represents a non-GAAP financial measure. See Appendix for a reconciliation of these measures to the most comparable GAAP financial measure. ($ in millions) Tangible Common Equity(3) ($ in billions) ($ in billions)

11 Trust and Wealth Partners ▪ Trust and Wealth Management solution tailored to high net worth individuals ▪ Scalable Private Wealth team provides a broad range of financial and retirement planning solutions, creating an opportunity to further leverage the platform to new and existing NBH clients ▪ Established relationships with strong investment and research partners drives ability to cross-sell ▪ Fee income drives revenue diversification and attractive recurring earnings 550+ High Net Worth Client Accounts $1.3 billion AUM

Prudent Stewards of Capital

National Bank Holdings CORPORATION

- $584 million in excess capital over 7.0% common equity tier 1 risk-based regulatory requirement
- Double-leverage ratio of 91.0%
- Executed $15.2 million of share buybacks in 2025
- Increased the share repurchase program to $100 million, replacing the previous $50 million program in its entirety in 1Q26
- Holding company cash reserves of $125.5 million sufficient to support shareholder dividend payments
- High quality capital stack

ROATCE (1)(2) – 3Q25	
NBHC	14.21%
PEER MEDIAN(3)	13.74%

Capital Ratios – YTD25	
TIER 1 LEVERAGE	11.56%
COMMON EQUITY TIER 1 RISK-BASED	14.89%
TIER 1 RISK-BASED	14.89%
TOTAL RISK-BASED	16.82%
TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS(1)	11.00%

(1) Represents a non-GAAP financial measure. See Appendix for a reconciliation of these measures to the most comparable GAAP financial measures.

(2) Presented on a one-quarter lag.

(3) Peer median includes the following group of 54 regional banks included in the S&P 600 Regional Banks Index, not including NBHC, that have reported ROATCE results for 3Q25: ABCB, AUB, AX, BANC, BANF, BANR, BBT, BKU, BOH, CASH, CATY, CBU, CFFN, CHCO, CPF, CUBI, CVBF, DCOM, EGBN, FBK, FBNC, FBP, FCF, FFBC, FHB, FULT, HAFC, HFWA, HOPE, HTH, INDB, LKFN, NBTB, NWBI, OFG, PFBC, PFS, PRK, RNST, SBCF, SBSI, SFBS, SFNC, STBA, STEL, TBBK, TFIN, TMP, TRMK, TRST, UCB, WABC, WAFD, WSFS, as reported via S&P Global Market Intelligence through January 26, 2026.

12

13 Net Interest Income $192.3 $272.3 $368.1 $352.5 $356.4 2021 2022 2023 2024 2025 Net Interest Income FTE ($ in millions) 2.95% 3.73% 4.08% 3.85% 3.94% 2021 2022 2023 2024 2025 Net Interest Margin FTE 0.23% 0.26% 1.58% 2.27% 2.05% 2021 2022 2023 2024 2025 Cost of Funds Highlights ▪ Net interest income (FTE) grew $3.9 million to $356.4 million in FY25, compared to prior year. ▪ Cost of funds improved 22 basis points to 2.05% during FY25, compared to prior year. ▪ Net interest margin (FTE) widened nine basis points to a strong 3.94% during FY25, compared to the prior year, driven by disciplined loan and deposit pricing.

Vista Acquisition

Well Structured Transaction with Significant Strategic Value

National Bank Holdings Corporation

Pricing	• $377mm Deal Value [(1)] • Price / TBVPS: 1.52x • Deal Value / '26E Net Income: 11.0x [(2)] • Deal Value / '26E Net Income + Cost Savings: 7.6x [(2)(3)]
Structure	• Each common share of Vista exchanged for 3.1161x shares of NBHC and $31.62 of cash • ~80% stock / ~20% cash consideration • Pro forma ownership: ~84% NBHC / ~16% Vista
Leadership and Branding	• John Steinmetz has been named Executive Vice Chair and Executive Managing Director of Strategic Initiatives at NBH Bank, and leads the combined Texas and resort markets (served as Vista CEO for over 10 years) • One Vista director has been added to NBHC board • NBH Bank franchise will be rebranded as Vista Bank across the combined enterprise over time
Timing and Approvals	• Closed on January 7, 2026

Vista Bank

Source: S&P Capital IQ Pro, FactSet Research Systems Inc., NBHC and Vista filings

(1) Based on 2,314,041 outstanding shares of Vista, includes $12mm payment for cashing out of Vista warrants and options; Based on 123,132 Vista options at a weighted average strike price of $63.80 and 22,618 Vista warrants at a weighted average strike price of $110.53, and NBHC share price of $39.51 as of 1/6/2026, and $7.3mm of stock consideration in exchange for restricted shares of Vista to be issued in connection with the transaction.

(2) Vista 2026E earnings per Vista management

(3) Includes impact of 100% phased-in cost savings for illustrative purposes

15

Creating a Premier Western Franchise

National Bank Holdings CORPORATION

Attractive Financial Impact	• Enhances NBHC's financial performance and growth profile • Expect strong EPS accretion of ~17%, 20%+ IRR, and earnback ~3 years • Leverages NBHC's access to capital and expected to improve 2026 ROATCE 350bps+ [(1)] • Significant revenue synergy opportunities (none modeled) to leverage NBHC liquidity to accelerate Texas's growth, enhance banking capabilities offered to Vista's middle market clients and introduce NBH Trust and Wealth services to Vista's Private Client network
Expansion into Demographically Attractive Texas Markets	• Materially accelerates NBHC's growth strategy in Texas, the third largest state by deposits • Texas is one of the best banking markets in the country in terms of size, economy and growth • 5-year projected population growth in Texas is 5.6% or more than 2x the national average
Enhanced Growth Profile with High Quality Originations	• Vista's strong loan growth CAGR of 21% since 2021 [(2)] • Robust commercial banking capabilities with aligned risk management practices • Attractive loan yields and strong asset quality
Deepens Management Bench	• Strong cultural fit through similar relationship banking approach and community engagement • Vista executive team to lead combined Texas market • Vista brand to be retained and rolled out across the combined enterprise over time
Low Risk Transaction	• Comprehensive due diligence completed, including thorough credit review • Capital remains robust – pro forma CET1 ratio of 13.1% [(3)] • NBHC has a strong track record of successfully executing and integrating M&A transactions

Pro Forma Banking Center Footprint [(4)]

National Bank Holdings CORPORATION + Vista Bank



ID
WY
UT
CO
KS
MO
NM
TX

Pro Forma Financial Highlights [(5)]

$12.6bn	$9.3bn	$10.7bn	$1.8bn
Assets	Loans	Deposits	Mkt. Cap [(6)]

Source: S&P Capital IQ Pro, FactSet Research Systems Inc., NBHC and Vista filings; Financial data as of the quarter ended September 30, 2025 unless otherwise stated

(1) Full-year impact and 100% phased-in cost savings presented for illustrative purposes
(2) Includes sale of 7 West Texas branches ($119 million of associated loans)
(3) Presented at illustrative transaction close inclusive of estimated purchase accounting adjustments
(4) Vista has one banking center in Palm Beach, Florida that is not shown; Represents 9% of Vista deposits as of 6/30/2025; Footprint excludes ATM-only location in Lubbock, Texas
(5) Pro forma amounts based on 9/30/25 and exclude purchase accounting adjustments
(6) Based on NBHC share price of $39.51 as of 1/6/2026 and 7.3 million shares issued to Vista

16

Attractive Pro Forma Financial Impact 17 ~53% 2026E Efficiency Ratio ~15.4% 2026E ROATCE ~1.3% 2026E ROAA Enhanced Pro Forma Profitability(1) Robust Capital at Closing 14.8% Total Capital Ratio 13.1% CET1 Ratio 9.4% TCE / TA ~3 years TBV Earnback 7.8% TBV Dilution ~17% 2026 EPS Accretion(1) (Fully Phased-in) Attractive Financial Impact (1) Full-year impact and 100% phased-in cost savings presented for illustrative purposes

Credit

Uniquely Diversified $7.4 Billion Loan Portfolio



16%
7%
4%
2%
4%
14%
13%
7%
5%
4%
3%
2%
2%
2%
2%
2%

C&I, 48% and Owner Occupied CRE , 15%
- Government & Municipal, 13%
- Equipment Leasing, 7%
- Restaurant, 5%
- Transportation & Warehousing, 4%
- Educational Services, 3%
- Retail Trade, 2%
- Real Estate Rental & Leasing, 2%
- Manufacturing, 2%
- Agribusiness, 2%
- Materials & Construction Companies, 2%
- Wholesale Trade, 2%
- Financial Services, 1%
- Food and Other, 1%
- Lender Finance, 1%
- All Other C&I, 16%

Non Owner Occupied CRE, 21%
- Hotel & Lodging, 7%
- Multifamily, 4%
- Land Development, 2%
- Warehouse & Industrial, 2%
- Office, 1%
- Commercial Construction, 1%
- All Other, 4%

Residential, 16%
- Residential Sr. Lien, 14%
- Residential Jr. Lien, 1%
- Other, 1%

Granular and Well-Diversified Loan Portfolio

- Self-imposed concentration limits ensure a granular and diverse loan portfolio and protect against downside risk to any particular industry or real estate sector
- Individual industry sectors are limited to no more than 15% of total loan commitments, with the majority being 10% or less
- Non-owner occupied CRE is 127% of risk-based capital and no specific property type exceeds 7%
- New commercial loans originated YTD:
  - Average funding of $1.9 million
  - Weighted average commitment, including unused, of $2.2 million
- Residential loans originated YTD:
  - Average funding of $647 thousand
  - Average FICO of 776
  - Average LTV of 58%
- Top 25 originated relationships as of December 2025:
  - Average funded balance of $30 million
  - Average commitment of $33 million

Note: Information as of December 31, 2025.

19

20 Granular Commercial Real Estate Portfolio Non-owner occupied CRE(1) Non-owner occupied CRE Portfolio Characteristics Hotel & Lodging 31% Multifamily 19% CML Const. 5% Retail 10% Warehouse & Ind. 10% All Other 8% CML A & D 2% Office 5% Nursing Home 3% 1-4 Family Const. 7% • Total non-owner-occupied CRE to total risk-based capital ratio at a low 127% at December 31, 2025, reflecting a well-balanced risk profile • Office: • Average LTV of 44% • 1.2% of total loans(2) • Retail: • Average LTV of 58% • 1.9% of total loans(2) • Multifamily: • Average LTV of 46% • 3.5% of total loans(2) • Hotel & Lodging: • High performing properties generally personally guaranteed by liquid and high net worth individuals • Average LTV of 40% Note: Information as of December 31, 2025. (1)Percentages are as a total of the non-owner occupied CRE portfolio. (2)Percentages are based on principal balances plus available credit divided by loans and available credit.

21 Strong Credit Quality History YE22 YE23 YE24 YE25 Loan charge-offs 0.17% 0.34% 0.41% 0.32% 0.06% 0.03% 0.05% 0.02% 0.05% 0.05% 0.01% YE22 YE23 YE24 YE25 Non-performing loans Acquired non-performing loans OREO 0.36% 0.02% Non-performing Loans Non-performing Asset Composition Net Charge-Offs(1) Total Classified Loans 0.28% (1)As a % of average total loans $17 $28 $36 $25 0.23% 0.37% 0.46% 0.34% YE22 YE23 YE24 YE25 Non-performing loans Non-performing loans as a % of total loans 0.03% 0.42% 0.47% 0.02% 0.13% $23 $52 $128 $160 $17 $16 $19 $17 0.6% 0.7% 1.9% 2.4% YE22 YE23 YE24 YE25 Classified loans Acquired loans % of total loans $147 $177 $40 $68 0.34% ($ in millions)

22 Credit Loss Protection $87.4 Total Loan Loss Coverage Including Loan Marks 1.40%(1) ACL/Total Loans 1.18% Loan Marks/Total Loans 0.22%(1) $16.8 $104.2 All dollars in millions (1)Represents a non-GAAP financial measure. Calculated to include acquired loan marks of $16.8 divided by total loans of $7,433. ACL 12/31/2025 Loan Marks 12/31/2025 TOTAL 12/31/2025

Balance Sheet

Solid Loan Growth

National Bank Holdings CORPORATION

Total Loan Fundings[1]
($ in billions)


$1.2
$1.2
$1.5
$2.0
$1.5
$1.5
$1.6
FY19
FY20
FY21
FY22
FY23
FY24
FY25

[1]Excludes loans held-for-sale

Quarterly Loan Fundings
($ in millions)


$480.0
$255.7
$322.7
$421.2
$591.0
4Q24
1Q25
2Q25
3Q25
4Q25

Loan Composition
($7.4 Billion)


C & I 48%
Owner-Occupied CRE 15%
Non-Owner Occupied CRE 21%
Resi Mortgage & Consumer 16%

- Portfolio built on a relationship-banking strategy, with emphasis on depository and treasury management relationships
- Self-imposed concentration limits; individual industry sectors are limited to no more than 15% of total loan commitments, with the majority being 10% or less
- Industries requiring in-depth knowledge are managed by specialty banking teams, with dedicated specialist underwriters
- New loan fundings over the trailing twelve months totaled $1.6 billion (second highest in company history), led by commercial loan fundings of $1.1 billion
- Generated quarterly loan fundings totaling $591.0 million, the second highest in our history, with a weighted average rate of 6.4% at the time of origination

24

25 High Quality Liquidity Portfolio: $1.5 Billion 23.4% 6.7% 0.3% 69.6% Cash U.S. Treasury Other U.S. Agency Mortgage/Sponsored Debt • Liquidity portfolio duration of 2.9 years • Portfolio used exclusively as an on-balance sheet source of liquidity: • 55% unencumbered • 45% pledged directly to client deposits or repo • No credit risk exists given 99.7% of investment portfolio is U.S. agency/sponsored agency and U.S. Treasury backed $1.5 Billion Liquidity Portfolio(1) (1)Represents market value as of December 31, 2025, regardless of AFS/HTM designation. Excludes investments made under equity accounting method.

26 Low Cost Transaction Deposits Granular Deposit Base ▪ No exposure to venture capital or crypto deposits ▪ Cost of average transaction deposits decreased 28 basis points to 1.79% during 2025 ▪ The mix of transaction deposits to total deposits was 86.1% Low Cost Deposits $5.9 $7.0 $7.3 $7.1 $0.8 $1.0 $1.0 $1.1 YE22 YE23 YE24 YE25 Average Transaction Deposits Average Time Deposits 51% 47% 44% 41% 37% 41% 44% 45% 9% 8% 9% 10% 3% 4% 3% 4% $7.9 $8.2 $8.2 $8.3 0% 50% 100% YE22 YE23 YE24 YE25 Demand & NOW Savings & MM CDs < $250k CDs >= $250k Total 87% Non-Time 88% Non-Time 88% Non-Time 86% Non-Time 4.50% 5.50% 4.50% 3.75% 0.26% 1.26% 2.07% 1.79% 0.33% 1.37% 2.23% 2.02% FY22 FY23 FY24 FY25 Fed Funds rate Cost of transaction deposits Cost of deposits Low Cost Transaction Accounts Deposit Composition ($ in billions)

27 Relationship Focused Deposit Base: $8.3 Billion • Approximately 76% FDIC insured • Granular deposit base: • Average deposit balance on full relationship basis just $59 thousand • Average deposit balance per account $30 thousand • Approximately $0.6 billion of deposits collateralized • No concentrations to any industry, sector or geography • No venture capital or crypto deposits 3% Deposit Composition4% 3% 4% Time Deposits 14% Savings & Money Market Deposits 45% Non-interest bearing DDA 26% Interest bearing DDA 15% Transaction Accounts 86%

2UniFi

2UniFi

National Bank Holdings CORPORATION

An innovation platform that builds 'capital' and drives outcomes for SMBs.

Financial Capital

Financial Management

FDIC insured account, protected deposits, treasury management, recurring billing, invoicing

Budgeting & Growth Planning

Goals, savings, needs by phase, access to growth vehicles, credit, growth projections, growth tracking

Digital Lending

Easier access to trade finance / working capital and SBA loans

Social Capital

Mentorship & Guidance

Dedicated mentors, situational mentorship, crowdsourced information, referrals

Partnership & Collaboration

Connect businesses, partner linking, partnership formation, collective support, business collaborations

Community of Support

Verified network, direct value connections, affinity groups

Technical Capital

Operational Efficiency

Improved operating information, financial statement preparation, marketplace opportunities

Data Insights & Reporting

Cash Flow Analysis, predictive analytics, personalization

Digital Security

Fraud protection, faster and lower cost payment processing, B2B payments

Cultural Capital

Fair Access

Reduce bias in lending, get equal access to relevant advice and capital needs

Education & Financial Literacy

Education and guidance, day-to-day activity decision-making, strategic planning

User Alignment & Buy-in

User needs validation, bring users into the process, user testing, bias and assumption reduction

29

Cambr

31 Cambr Overview About Cambr Strategic Rationale Relationship Schematic Diversifies NBH’s Deposit Franchise with Minimal Overhead Costs End User Bank of Record NBH Custodial Account Cambr Deposit $ $ $ Network Embedded Finance Program Data Deposit Flows Account Details & Instructions ▪ Funding Flexibility: Certain relationships with Banks of Record enable NBH to keep deposits or “push” them to the bank network as needed ▪ Manage liquidity ▪ Manage capital (leverage ratio) ▪ Minimal Overhead: The Cambr platform is primarily fixed expense base with minimal variable expenses ▪ Competitive Hedge: Benefit from ongoing embedded finance competition and disruption in the banking industry ▪ Income Diversification: Cambr income is not tied to NBH balance sheet growth ▪ Multitude of Use Cases: Cambr’s technology can support deposit management for a broad range of business segments ▪ Cambr offers the use of a deposit administration platform (the Cambr platform) to various depository institutions, each known as a Bank of Record, that hold the deposits of individual clients. Cambr utilizes the Cambr platform to facilitate the placement of the Bank of Record depositors’ funds into destination banks. ▪ Cambr has relationships with leading embedded finance companies and their partner banks to provide them these deposit services. ▪ Cambr allocates these deposits to a network of banks. ▪ Cambr generates revenue through a revenue share based on the interest income derived from the bank network.

Management Team

National Bank Holdings CORPORATION

Experienced Management Team



Tim Laney
Chairman & CEO
(44 years in banking)

- Head of Business Services at Regions Financial, where he also led the transformation of wholesale lines of business
- Senior management roles in small business, commercial banking, private banking, corporate marketing and change management and Management Operating Committee member at Bank of America; also served as President, Bank of America, Florida



Richard Newfield
Chief Risk Management Officer
(41 years in banking)

- Head of Business Services Credit at Regions Financial
- Senior roles in risk management, credit, commercial banking, global bank debt and corporate marketing at Bank of America



John Steinmetz
Executive Vice Chair and Managing Director of Strategic Initiatives at NBH Bank
(23 years in banking)

- Previously Vice Chairman and CEO of Vista Bancshares, Inc. and Vice Chairman, President and CEO of Vista Bank
- Repositioned Vista Bank into a modern commercial institution, driving expansion into major Texas metro markets and underserved communities, and championed a disciplined execution culture



Nicole Van Denabeele
Chief Financial Officer
(22 years in financial industry)

- Previously Chief Accounting Officer at NBHC and President of Bank Midwest
- Controller at Polsinelli, PC
- Senior Vice President, Assistant Controller at UMB Financial Corporation
- Auditor at Deloitte, LLP



Aldis Birkans
President
(27 years in financial industry)

- Previously Chief Financial Officer at NBHC
- Previously Senior Vice President, Treasurer at NBHC
- Vice President, Assistant Treasurer at M&I Bank
- Senior Vice President, Corporate and Investment Bank Treasury at Citigroup



Angela Petrucci
Chief Administrative Officer & General Counsel
(25 years in legal and banking)

- Previously Senior Vice President, General Counsel at NBH Bank
- In House Counsel at Accenture
- Associate at Chapman and Cutler LLP
- Started career as a commercial banker at First Chicago Bank (now JP Morgan Chase)



Dan Sznewajs
Chief Corporate Development Officer & Treasurer
(22 years in financial industry)

- Previously Director of Financial Planning & Analysis at NBHC
- Vice President, Financial Institutions Group at Goldman Sachs
- Commissioned Examiner in the Safety & Soundness Division at the Federal Reserve Bank of Chicago

33

34 Management & Directors NBHC MANAGEMENT & DIRECTORS BENEFICIAL OWNERSHIP(1) PERCENT OF CLASS(2) G. Timothy Laney 509,107 1.33% Aldis Birkans 113,885 0.30% Nicole Van Denabeele 16,296 0.04% Richard U. Newfield, Jr. 192,179 0.50% Angela Petrucci 38,791 0.10% Dan Sznewajs 2,553 0.01% Ralph W. Clermont 76,346 0.20% Robert E. Dean 32,998 0.09% Robin A. Doyle 5,230 0.01% Alka Gupta 10,539 0.03% Fred J. Joseph 25,175 0.07% Patrick Sobers 22,519 0.06% Micho F. Spring 35,663 0.09% Art Zeile 17,349 0.05% All current NBHC management and directors as a group (14 persons) 1,098,630 2.87% Beneficial Ownership (as of 12/31/25) 1) Reflects number of shares of NBHC Common Stock beneficially owned as of December 31, 2025, based on NBHC’s review of filings with the SEC and information provided by the individuals. Includes unvested restricted shares for which the director or officer has voting power and shares issuable upon the exercise of options as well as indirect ownership. Does not include unvested performance stock units. (2) Calculated in accordance with Item 403 of Regulation S-K and based on 37,772,516 shares of Class A common stock outstanding and entitled to vote and 303,156 shares of unvested restricted stock entitled to vote.

Corporate Governance

36 Best Practices in Governance and Compensation Corporate Governance ✓ Independent Lead Director with robust role and responsibilities ✓ Majority independent Board ✓ No short-selling, hedging, or pledging of NBHC shares (applies to all NBHC and NBH Bank insiders) ✓ Annual election of Board members and say-on-pay vote ✓ Fully independent Audit & Risk, Compensation, and Nominating & Governance Committees ✓ Annual Director and Committee evaluation process ✓ Board-adopted Code of Conduct that applies to all directors, officers, and employees ✓ Published Corporate Governance Guidelines Executive Compensation ✓ Provide the majority of compensation in the form of variable, performance-based elements ✓ Ensure a strong link between financial and operational goals, shareholder value creation, and executive compensation ✓ Conduct shareholder engagement on compensation- and governance-related issues, and respond to shareholder feedback as appropriate ✓ Enforce stock ownership guidelines for executives (5x base salary for CEO and up to 4x base salary for other NEOs) and non-employee directors (5x annual Board cash retainer) ✓ Provide a clawback policy for recoupment of incentive compensation in the event of a material restatement of financial or operating results ✓ Impose a double-trigger change-in-control requirement before vesting of outstanding, unvested equity awards is accelerated ✓ Use an independent compensation consultant ✓ Conduct annual risk assessment of compensation program ✓ Conduct annual say-on-pay vote NBHC’s corporate governance policies and executive compensation practices support our business and align with best practices

National Bank Holdings CORPORATION

NBHC Board of Directors



G. Timothy Laney

- CEO and Chairman
- Former Sr Executive VP & Head of Business Services at Regions Financial
- 24-year tenure at Bank of America, and a member of Bank of America's Management Operating Committee



Ralph W. Clermont — A* C N I

- Independent Lead Director
- Former Managing Partner of KPMG, St. Louis office
- 39+ years of banking and audit experience



Robert E. Dean — A C N* I

- Former Senior Managing Director of Ernst & Young Corporate Finance
- Practiced corporate, banking and securities law with Gibson, Dunn & Crutcher



Robin A. Doyle — A I

- Served in several senior management roles over a 28-year career at J.P. Morgan, including as an executive member of J.P. Morgan's board of directors risk policy committee
- Founding board member for the Rutgers Business School Center for Women in Business



Alka Gupta — A C I

- Fortune 500 executive and tech entrepreneur with deep experience in digital transformation
- Currently a Venture Partner at Fin Venture Capital
- Co-Founder of and former President at GlobaliD, Inc..



Fred J. Joseph — A N I

- Financial services regulator for 30 years as the Banking and Securities Commissioner for the State of Colorado
- Member of the Investor Issues Committee for FINRA



Kirk A. McLaughlin — A C I

- Former Chairman of the Board of Directors of Vista Bancshares, Inc. and Vista Bank
- 40+ years of financial services experience



Patrick Sobers — I

- 30+ years of financial services experience
- 10 years with NBH Bank (Former EVP, Head of Business and Consumer Banking)
- Member of NBH Bank's board of directors since 2017
- Several leadership positions at Bank of America, including Southeast Region's Consumer Banking Executive



Micho F. Spring — A N I

- Former chair of Global Corporate Practice at Weber Shandwick
- Formerly CEO of Boston Telecommunications Company
- Served four years as Deputy Mayor of Boston



Art Zeile — A C* I

- Current CEO of DHI Group
- Extensive experience in software, telecommunications, internet, datacenter and security technologies, with a particular focus on cybersecurity
- Began career as an Officer in the U.S. Air Force

A Audit & Risk | C Compensation | N Governance & Nominating | I Independent | * Committee Chair | [dashed box] Appointed within the last five years

Robust Independent Lead Director Responsibilities

- Mr. Clermont presides at all Board meetings where the Chairman is not present and at all executive sessions of independent Directors
- Acts as liaison between Chairman and independent Directors
- Reviews and approves Board meeting agendas and information presented to Board
- Engages with major shareholders as needed
- As the Independent Lead Director, Mr. Clermont is an ex officio member of all Board committees with full voting rights

37

38 NBHC Board Represents a Diverse Range of Qualifications and Skills Experience or Expertise Number of Directors CEO or President of Private or Public Company Gupta Laney McLaughlin Spring Zeile 5 Experienced leaders capable of overseeing execution and challenging management Other Public Board Experience Clermont Dean Gupta Zeile 4 Financial or Audit Background Clermont Dean Doyle Gupta Joseph Laney McLaughlin Sobers Spring Zeile 10 Financial Services Industry Clermont Dean Doyle Gupta Joseph Laney McLaughlin Sobers Spring 9 Critical industry knowledge and involvement in local communities Marketing or Sales Background Gupta Laney Sobers Spring Zeile 5 Community or Governmental Service Clermont Dean Doyle Joseph Laney McLaughlin Sobers Spring Zeile 9 Legal or Regulatory Experience Dean Doyle Joseph Laney 4 Critical to overseeing management’s execution of strategy IT, Cyber or Fintech Background Gupta Laney McLaughlin Zeile 4

39 Board’s Role in Oversight of Risk The Board is actively engaged in NBHC’s risk management Robust Risk Oversight at Board Level Risk Board Oversight Actions Cybersecurity Evolving nature and complexity of the threats from organized cybercriminals and hackers NBHC Audit and Risk Committee is responsible for oversight of the Company’s operational (including cybersecurity) and reputational risks Employs detection and response mechanisms designed to contain and mitigate security incidents Human Capital Stagnant boards are not only concerning to shareholders, but are also viewed unfavorably by proxy advisers such as ISS and Glass Lewis NBHC Nominating and Governance Committee considers diversity of experience in its assessment of potential nominees to the Board The NBHC Board has appointed 4 new directors in the last 5 years to promote diversity of tenure, experience and backgrounds Market/Credit Risk NBH’s business is highly susceptible to credit risk and market fluctuations in the value of real estate and other collateral NBHC Audit and Risk Committee is responsible for the oversight of the Company’s market, credit and liquidity risk Implements strict credit concentration limits by industry and real estate type, requires credit decisions to be made independent of bankers and line management, regularly reviews detailed credit reporting, including risk mitigation trends, and oversees credit stress testing twice a year. Adopts and oversees comprehensive liquidity and market risk policies Compensation Misalignment between the compensation program and business strategy can result in substantial risk or the Company and its shareholders NBHC Compensation Committee oversees compensation risk to identify any practices that present unacceptable risk to NBH Conducts annual risk assessment of compensation program

40 Executive Compensation Program Long-Term Incentive Award 42% Annual Cash Incentive Award 31% Base Salary 27% Components of Executive Compensation (2024) 2024 Compensation Breakdown Additional Compensation Features Component Metrics Base Salary (Cash) • Reviewed annually Annual Cash Incentive Award (At-Risk Cash) • 2024 Corporate Measures(1): − Core Net Income (40%) − Asset Quality (30%) − Enterprise Risk Management & Doing Good (15%) − Qualitative (15%) Long-Term Incentive Award (PSUs & Restricted Stock) • 3-year Cumulative Adjusted EPS • 3-year Relative TSR • 3-year ROTA Link to Strategy • Among other things, attract and retain executives capable of driving achievement of the Company’s strategic objectives • Ensure the goals and interests of management are aligned with those of our shareholders, clients, and communities we serve • Balance compensation to reward both short-term results and the strategic decisions and actions necessary to run a sustainable business and create long-term value • Motivate executives to deliver a high level of performance and achieve strategic goals within clear and acceptable risk parameters • Attract and retain highly qualified executives through a balance of cash and equity compensation • Financial metrics and relative targets established are a reflection of what the Compensation Committee deems important to align NEO performance with the achievement of the Company’s strategic goals and key long-term financial targets • Evaluate executive compensation and Company performance relative to peers • Stock Ownership Guidelines: − CEO: 5x base salary − OTHER Executive Officers: (up to 4x base salary) • Pursuant to NYSE and SEC rules, we adopted a compensation recovery policy to recover performance-based compensation from executive officers after a material accounting restatement. Clawback provisions are also in place in all executive officer employment and equity award agreements for financial misstatements and other misconduct • Usage of an independent compensation consultant (Pay Governance) • Frequent outreach to shareholders • Greater emphasis on “at risk” pay since 2014 Compensation Metrics Tied to Long-Term Strategy CEO (1) Corporate measures apply to compensation of CEO, President, CFO, CRMO, and CAO; as a bank business line EVP, NEO Randall’s Annual Cash Incentive Award is based on the following measures: Core Net Income (5.0%), Asset Quality (5.0%), ERM & Doing Good (5.0%), Line of Business Specific Metrics (70%) and Qualitative (15%). 2024 Compensation Breakdown Other NEOs At Risk At Risk: 73% At Risk: 58% Long-Term Incentive Award 31% Annual Cash Incentive Award 27% Base Salary 42% NBH’s executive compensation practices align management incentives with long-term shareholder interests

41 Doing Good at NBH Environmental ▪ Committed to using environmentally friendly office products and materials and optimizing our office and banking center space. ▪ Continued investment in our mobile and digital platforms, resulting in a reduction in paper and fuel emissions. ▪ Providing financing for green and sustainable businesses and exploring opportunities to invest in these industries. Community Engagement & Support ▪ Support a number of causes with a focus on helping people find work, affordable housing, and become financially empowered. ▪ Grant associates eight paid hours each year to donate their time to non-profit organizations. ▪ Completed our 10th Do More Charity Challenge®, bringing our total contribution to over $2.0 million to nonprofits in the communities we serve. ▪ Organized and hosted the third Do More Concert with proceeds benefiting the Habitat for Humanity. Human Capital ▪ We believe that our Company’s long-term success is deeply tied to having a dedicated and engaged workforce and a commitment to the communities we serve. ▪ We strive for all of our associates to feel safe and empowered at work. ▪ We maintain a whistleblower hotline accessible 24/7 that allows associates and others to anonymously report concerns. ▪ We invest in the professional development and long-term financial stability of our workforce by offering tuition reimbursement and the opportunity to participate in our 401(k) plan, which includes contribution matches from the Company. Additionally, we offer a stock purchase plan to our associates to purchase shares in our Company at a 10% discount. NBH’s long-standing commitment to “Doing Good” in all of its business activities

Appendix

Reconciliation of Non-GAAP Measures 43 (1) Represents acquisition-related expenses related to the Bank of Jackson Hole and Rock Canyon Bank acquisitions in 2022 and the pending Vista acquisition in 2025. (2) Represents non-recurring loss on security sales in 2024 and 2025. ($ in millions, except per share)

Reconciliation of Non-GAAP Measures (cont’d) 44 ($ in millions, except per share) (1) Represents a non-GAAP financial measure. YE22 adjusted for $15.1 million of acquisition-related expenses. YE24 adjusted for $6.6 million of non-recurring loss on security sales. YTD25 adjusted for $7.2 million of acquisition-related expenses and $3.3 million of non-recurring loss on security sales.

Reconciliation of Non-GAAP Measures (cont’d) 45 ($ in millions, except per share)

Reconciliation of Non-GAAP Measures (cont’d) 46 ($ in millions, except per share)

Thank you!